                                                                    EXHIBIT 99.1

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, T. Kevin Dunnigan, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Thomas & Betts Corporation, and, except as corrected or supplemented in a subsequent covered report:

          o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K of Thomas & Betts Corporation for the fiscal year ended December 31, 2001;

          o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Thomas & Betts Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    Any amendments to any of the foregoing.

Dated this 12th day of August, 2002.

                                 /s/ T. Kevin Dunnigan
                                 -----------------------------------------------
                                 T. Kevin Dunnigan
                                 Chairman, President and Chief Executive Officer

COUNTY OF SHELBY           )
                           )  SS
STATE OF TENNESSEE         )

Subscribed and sworn to before me this 12th day of August, 2002.

/s/ Tanya Anne Bolkcom
-----------------------------------
Notary Public

My Commission Expires: September 14, 2004
                       ------------------